SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

MAY 2, 2007

GLOBECOMM SYSTEMS INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-22839 (COMMISSION FILE NUMBER)	11-3225567 (I.R.S. EMPLOYER IDENTIFICATION NO.)

45 Oser Avenue

Hauppauge, New York 11788

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(631) 231-9800

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Globecomm Systems Inc. (the “Company”) is filing this current report on Form 8-K/A to file certain audited and unaudited combined financial statements and unaudited pro forma combined financial information relating to the acquisition of substantially all of the assets and the assumption of certain liabilities of GlobalSat, LLC (the “Assets”), and the acquisition of 100% of the equity interests of Lyman Maryland Properties, LLC, a Utah limited liability company, and Turbo Logic Associates, LLC, a Delaware limited liability company, each a wholly-owned subsidiary of Lyman Bros., Inc. (“Lyman”) (the “Companies”). Together, the Assets and the Companies comprised the GlobalSat Division of Lyman.

The closing of the acquisition occurred on May 2, 2007. The Company filed a current report on Form 8-K on May 8, 2007 to report the acquisition. The Company is filing the required audited and unaudited combined financial statements and unaudited pro forma combined financial information relating to the acquisition in this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Audited combined financial statements of GlobalSat, LLC as of and for the year ended December 31, 2006 and unaudited interim combined financial statements of GlobalSat, LLC as of March 31, 2007 and for the three months ended March 31, 2007 and 2006.

(b)	Pro forma financial information.

Pro forma combined financial statements of Globecomm Systems Inc. as of March 31, 2007 and for the nine months ended March 31, 2007 and fiscal year ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBECOMM SYSTEMS INC. (Registrant)
By:	/s/ Andrew C. Melfi
	Name:	Andrew C. Melfi
	Title:	Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: July 16, 2007

Index to Exhibits:

Exhibit No.

2.1

Asset Purchase Agreement, dated as of April 23, 2007, by and between, Globecomm Systems Inc., Lyman Bros., Inc., GlobalSat, LLC and Globecomm Services Maryland LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 8, 2007).

2.2

Audited combined financial statements of GlobalSat, LLC as of and for the year ended December 31, 2006 and unaudited interim combined financial statements of GlobalSat, LLC as of March 31, 2007 and for the three months ended March 31, 2007 and 2006.

2.3	Pro forma combined financial statements of Globecomm Systems Inc. as of March 31, 2007 and for the nine months ended March 31, 2007 and fiscal year ended June 30, 2006.
23.1	Consent of Ernst & Young LLP